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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):   January 13, 1997


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
            (Exact name of registrant as specified in its charter)

           DELAWARE                      1-7882            94-1692300
-------------------------------     ---------------   -----------------------
 (State or other jurisdiction        (Commission        (I.R.S. Employer
        of incorporation)            File Number)      Identification No.)


     One AMD Place
     P.O. Box 3453
     Sunnyvale, California                                  94088-3453
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(address of principal executive offices)                    (Zip Code)


Registrant's telephone number,
 including area code:                                   (408) 732-2400
                                                       --------------------

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Item 5.  Other Events.
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       On Janaury 13, 1997, Advanced Micro Devices, Inc. (the Company)
announced its fourth quarter revenues. The Company reported a net loss of $21,243,000 on sales of $496,868,000. The loss amounted to $0.15 per common share. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99   Press release dated January 13, 1997

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                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED MICRO DEVICES, INC.
                                               (Registrant)



                                            /s/ Geoff Ribar
Date:  January 20, 1997                 By: _____________________________
                                            Geoff Ribar
                                            Vice President
                                            Corporate Controller

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                                 Exhibit Index
                                 -------------


Exhibit Number   Exhibit
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     99             Press release dated January 13, 1997



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